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                                                                   EXHIBIT 10.12

                               DANONE FOODS, INC.


                                December 24, 1999



Lifeway Foods, Inc.                           Julie Smolyansky
6431 W. Oakton                                c/o Lifeway Foods, Inc.
Morton Grove, IL 60053                        6431 W. Oakton
Attention: Michael Smolyansky                 Morton Grove, IL 60053

Michael Smolyansky                            Edward Smolyansky
c/o Lifeway Foods, Inc.                       c/o Lifeway Foods, Inc.
6431 W. Oakton                                6431 W. Oakton
Morton Grove, IL 60053                        Morton Grove, IL 60053

Ludmila Smolyansky
c/o Lifeway Foods, Inc.
6431 W. Oakton
Morton Grove, IL 60053


Ladies and Gentlemen:

                  Reference is made to the Stockholders' Agreement (the "Stockholders' Agreement") dated October 1, 1999, among Lifeway Foods, Inc. (the "Company"), Danone Foods, Inc. (the "Stockholder"), Michael Smolyansky and the other stockholders listed on the signature pages thereof (the Stockholder, Michael Smolyansky and such other stockholders collectively being the "Holders"). Capitalized terms used and not defined herein are used herein as defined in the Stockholders' Agreement.

                  You hereby agree to amend the Stockholders' Agreement by inserting a definition of "New Securities" in Section 1.01 to read in its entirety as follows:

                           ""New Securities" means any capital stock of the Company, other than Common Stock, whether now authorized or not; provided that the term "New Securities" does not include (i) securities of the Company issued upon the conversion or exchange of convertible or exchangeable securities of the Company that are outstanding as of the date of this Agreement and (ii) options issued pursuant to an Employee Plan and exercisable for capital stock of the Company other than Common Stock, provided that the term "New Securities" does include the underlying capital stock other than Common Stock, issued upon the exercise of any such option."


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                  In addition, you hereby agree to amend the Stockholders'
Agreement by deleting Section 6.04 in full and substituting therefor a new
Section 6.04 to read in its entirety as follows:

                           "SECTION 6.04. Articles of Incorporation. (a) At or prior to the Company's next annual meeting of its shareholders, which the Company shall hold as promptly as reasonably practicable, the Holders shall take all necessary action to amend the Company's Articles of Incorporation to add thereto, immediately following the existing provision relating to preemptive rights, the following sentence:

                  `Notwithstanding anything contained herein to the contrary, the Corporation shall have the power to grant preemptive rights to any of its shareholders by contract.'

                           (b) Until such time as the Company's Articles of Incorporation shall have been amended in accordance with Section 6.04(a) above, the Company shall not issue, sell or transfer any shares of capital stock or securities convertible into, or exercisable for, shares of capital stock."


                  In addition, you hereby agree to amend the Stockholders' Agreement by adding a new Section 6.05 to read in its entirety as follows:

                           "SECTION 6.05. Right to Purchase New Securities. (a) In the event the Company proposes to issue any New Securities to any Person (other than the Stockholder), the Company hereby grants to the Stockholder the right to purchase a number of shares or other amount of any New Securities which the Company proposes to issue equal to the product of (i) the total number of shares or other amount of such New Securities which the Company proposes to issue at such time and (ii) a fraction, the numerator of which shall be the total number of issued and outstanding shares of Common Stock owned by the Stockholder on a Fully Diluted Basis, and the denominator of which shall be the total number of issued and outstanding shares of Common Stock on a Fully Diluted Basis. The rights given by the Company under this Section 6.05 shall terminate if unexercised within 15 Business Days after the Notice of Issuance referred to in Section 6.05(b).

                           (b) In the event that the Company proposes to undertake an issuance of New Securities to any Person (other than the Stockholder), it shall give the Stockholder written notice (a "Notice of Issuance") of its intention, describing all material terms of the New Securities, the price and all material terms upon which the Company proposes to issue such New Securities. The Stockholder shall have 15 Business Days from the date of the Notice of Issuance to agree to purchase all or any portion of such Stockholder's pro rata share of such New Securities (as determined pursuant to Section 6.05(a)) for the same pro rata consideration payable by such other Person at the time of payment and otherwise upon the terms specified in the Notice of Issuance, by giving written notice to


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         the Company and stating therein the quantity of New Securities to be purchased by such Stockholder.

                           (c) The parties hereto agree that the rights conferred and the obligations imposed by Section 4.01 and Section 4.02 of this Agreement upon the Stockholder and Mr. S, respectively, and the procedures set forth therein, shall apply mutatis mutandis to the Transfer of any New Securities by the Stockholder or any other Holder, as the case may be."

                           (d) All New Securities acquired by any of the parties hereto pursuant to or in compliance with this Article IV or as a result of a recapitalization of the Company, or stock dividends or any other action taken by the Company, shall be subject to all of the terms, covenants and conditions of this Agreement.

                  In addition, you hereby agree to amend the Stockholders' Agreement by adding a new Section 6.06 to read in its entirety as follows:

                           "SECTION 6.06. Non-Pro Rata Recapitalizations; Stock
         Repurchases: Dividends and Distributions. The Company shall not, and the Holders shall not permit the Company to, engage in any stock split, dividend or combination, or any recapitalization, merger, consolidation, exchange or other similar reorganization, unless in connection therewith, the Stockholder receives such Stockholder's pro rata share of the same type or types of consideration or securities as all other stockholders of the Company receive in such transaction."


                  In addition, you hereby agree that the addresses set forth above for Ludmila Smolyansky, Julie Smolyansky and Edward Smolyansky shall be the address for each such Holder to receive notice in accordance with Section 7.03(c) of the Stockholders' Agreement.

                  This letter agreement shall be effective upon its execution by the parties hereto. Please execute this letter agreement in the appropriate spaces below. Upon execution, please return a copy of each signature page to George Karafotias at Shearman & Sterling by facsimile at: (212) 893-9441.

                  This letter agreement may be executed manually or by facsimile and in one or more counterparts, which, when taken together, shall constitute one and the same agreement.

                  This letter agreement is governed by the laws of the State of Illinois.

                                            Very truly yours,

                                            DANONE FOODS, INC.


                                            By /s/ Michael Harrison
                                               ---------------------------------
                                               Name: Michael Harrison
                                               Title: a Vice President

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Acknowledged and agreed as of the date first above written:

LIFEWAY FOODS, INC.


By /s/ Michael Smolyansky
   ---------------------------------------
   Name: Michael Smolyanksy
   Title: President


/s/ Michael Smolyanksy
---------------------------------------
MICHAEL SMOLYANSKY



/s/ Ludmila Smolyanksy
---------------------------------------
LUDMILA SMOLYANSKY



/s/ Julie Smolyanksy
---------------------------------------
JULIE SMOLYANSKY



/s/ Edward Smolyanksy
---------------------------------------
EDWARD SMOLYANSKY